                           COSTA RICA INTERNATIONAL , INC.
                           2525 S.W. 3RD AVENUE, SUITE 301
                                 MIAMI, FLORIDA 33129



                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD FRIDAY, MARCH 21, 1997, AT 10:00 A.M.

                                          AT

                               HYATT CORAL GABLES HOTEL
                                  50 ALHAMBRA PLAZA
                             CORAL GABLES, FLORIDA 33134




    The Annual Meeting of Stockholders ("the Meeting") of Costa Rica International, Inc., a Nevada corporation, will be held on March 21, 1997, at 10:00 a.m., local prevailing time, at the Hyatt Coral Gables Hotel, 50 Alhambra Plaza, Venecia Meeting Room, Coral Gables, Florida 33134, to consider and vote upon:

1. The election of directors to serve until the Annual Meeting of Stockholders to be held in 1998, and until their successors are duly elected and qualified.

2. A proposal to ratify the selection of KPMG Peat Marwick, as the Company's independent auditors for the fiscal year ending September 30, 1997.

3. Any other matters that may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on January 31, 1997, as the date for determining stockholders of record entitled to notice of and to vote at the Meeting.



    YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE
SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. The affirmative vote of at least a majority of all the shares voting at the Meeting in person or by proxy is sufficient for the approval of Proposals One and Two. You are cordially invited to attend the Meeting in person. If you attend the Meeting and wish to vote in person, your proxy can be revoked at any time before it is voted.

                                       By Order of the Board of Directors,


                                       Monica Chaves Zamora
                                       Secretary



March 3, 1997

                           COSTA RICA INTERNATIONAL , INC.
                           2525 S.W. 3rd Avenue, Suite 301
                                 Miami, Florida 33129



                                   PROXY STATEMENT

                     Annual Meeting of Stockholders to be held on
                         Friday, March 21, 1997 at 10:00 A.M.



                        SOLICITATION AND REVOCATION OF PROXIES

    The enclosed proxy is solicited by the Board of Directors of Costa Rica International, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on March 21, 1997, and is revocable at any time prior to its exercise. In addition to solicitation by mail, proxies may be solicited by officers, directors, and regular employees of the Company personally or by telephone or telegraph. The cost of soliciting proxies will be borne by the Company and may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. This proxy material is being sent to stockholders on or about March 3, 1997.


                         OUTSTANDING SHARES AND VOTING RIGHTS

    Stockholders of record at the close of business on January 31, 1997, are entitled to notice of and to vote at the Meeting. As of the close of business on that date, there were outstanding and entitled to vote 19,809,396 shares of Common Stock, $.001 par value ("Common Stock"), each of which is entitled to one vote.

    The presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the meeting shall constitute a quorum. The affirmative vote of at least a majority of all the shares voted at the Meeting is sufficient for the approval of Proposals One and Two described on the preceding page. An abstention or broker non-vote is not included in calculating votes cast for purposes of the Proposals. The Company designates an individual to serve as the Inspector of Elections for purposes of tallying shares voted. The Inspector of Elections will be present at the Meeting.


                                       ITEM ONE

                                ELECTION OF DIRECTORS

    The Board proposes the election of the seven directors named below, each director to hold office until the next Annual Meeting of Stockholders and until the election and qualification of a successor. The persons named in the enclosed proxy will vote all properly executed proxies for the election of the nominees named below unless authority to vote is withheld. In the event any of the nominees is unable to serve, the persons named in the proxy may vote for such substitute nominee or nominees as they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve as a director.

    The following table sets forth certain information concerning the nominees for election.

                                NOMINEES FOR ELECTION

                          Nominees for Election as Directors



____________________________________________________________________________________________________________
____________________________________________________________________________________________________________
Name and Age                         Director           Occupation
                                       Since
____________________________________________________________________________________________________________
Oscar Barahona Streber, 82            1996              Attorney; Comptroller of Subsidiary
_____________________________________________________________________________________________________________
Calixto Chaves Zamora, 51             1996              President and Chief Executive Officer of the
                                                        Company and President of the Subsidiary;
                                                        President of Aero Costa Rica, S.A.
_____________________________________________________________________________________________________________
Luis Guinot, Jr., 61                   --               Member, Shapiro and Olander
_____________________________________________________________________________________________________________
Luis J. Lauredo, 47                   1996              Director of International Consulting Group for
                                                        Greenberg Traurig; Owner of Occidental
                                                        Aviation
_____________________________________________________________________________________________________________
Jorge M. Quesada Chaves, 47           1996              Chief Financial Officer and Treasurer of the
                                                        Company; Chief Executive Officer of the
                                                        Subsidiary
_____________________________________________________________________________________________________________
Federico Vargas Peralta, 63           1996              Professor of Economics and Social Sciences at
                                                        the University of Costa Rica; Director of the
                                                        Subsidiary
_____________________________________________________________________________________________________________
Alfred E. Smith, IV, 44               1994              Partner at CMJ Partners
_____________________________________________________________________________________________________________
_____________________________________________________________________________________________________________

Vote Required

    The affirmative vote of at least a majority of the shares represented at the meeting in person or by proxy is required for the election of the directors.

    The Board of Directors recommends a vote FOR each of the nominees.


                    INFORMATION CONCERNING THE BOARD OF DIRECTORS

    The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee.

    The functions of the Audit Committee include: review of the scope of audits and the results of such audits; review of accounting policies and adequacy of internal controls; review of the fees paid to, and the scope of services provided by, the independent auditors; and recommending selection of the independent auditors.

    The Compensation Committee considers and makes recommendations to the Board of Directors with respect to matters relating to executive compensation, and considers and recommends stock issuances pursuant to the Company's stock compensation plans.

    During the fiscal year ended September 30, 1996, the Board of Directors met four (4) times, the Audit Committee did not meet, and the Compensation Committee met two (2) times. Each director attended all meetings of the Board of Directors and committees of the Board on which he served, except Alfred E. Smith, IV who did not attend any Board meetings.

    Employee Directors receive no additional compensation for service on the Board of Directors of the Company but receive $325 per month for service on the Board of Directors of Corporaci n Pipasa, S.A., the Company's subsidiary ("Pipasa"). Outside Directors receive no compensation from the Company as such during this period except as indicated below. However, outside Directors of Pipasa receive $625 per month for service on the Board of Directors of Pipasa.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following sets forth the number of shares of the Company's $.001 par value common stock beneficially owned by (i) each person who, as of September 30, 1996, was known by the Company to own beneficially more than five percent (5%) of its common stock, (ii) the individual Directors of the Company, and
(iii) the Officers and Directors of the Company as a group. As of September 30, 1996, there were 19,559,396 common shares issued and outstanding.


                                               Beneficial Ownership
                                   ---------------------------------------------
Name & Address                        Amount & Nature              Percent of
of Beneficial Owner                of Beneficial Ownership            Class
-------------------                -----------------------            -----
Calixto Chaves Zamora                   5,979,945(3)                   30.6%
Suite 301, 2525 S.W. 3rd Avenue
Miami, Florida 33129
Oscar Barahona Streber                          -0-                      -0-
APDO. 22-4005
Belen, Heredia
Costa Rica
Federico Vargas Peralta                         -0-                      -0-
APDO. 22-4005
Belen, Heredia
Costa Rica
Jorge M. Quesada Chaves                   156,885(4)                    0.8%
APDO. 22-4005
Belen, Heredia
Costa Rica
Luis J. Lauredo                                 -0-                      -0-
APDO. 22-4005
Belen, Heredia
Costa Rica
James K. Isenhour                         625,000(5)                    3.2%
1111 S.W. 17th Street
Ocala, Florida  34474
Alfred E. Smith, IV(6)                          -0-                      -0-
20 Broad Street, 16th Floor
New York, New York 10005
Teresa Chaves Zamora(7)                   156,885                       0.8%
APDO. 22-4005
Belen, Heredia
Costa Rica
Jose Zamora Viquez (8)                    156,885                       0.8%
APDO. 22-4005
Belen, Heredia
Costa Rica
Monica Chaves Zamora (9)                  400,000                       2.0%
Suite 301, 2525 S.W. 3rd Avenue
Miami, Florida 33129

All directors and officers
as a group (10 persons)                 7,475,600                      38.2%

(1) All ownership is beneficial and of record except as specifically indicated otherwise.

(2) Beneficial owners listed above have sole voting and investment power with respect to the shares shown unless otherwise indicated.

(3) Includes 2,044,145 shares owned of record by Mr. Chaves, 2,500,000 shares owned of record by Inversiones Leytor, a company owned by Mr. Chaves, a total of 539,800 shares owned of record by Mr. Chaves' wife, and 896,000 shares owned of record by OCC, S.A., which is owned by Mr. Chaves and his wife. The son of Mr. and Mrs. Chaves owns 837,971 shares, and the daughter of Mr. and Mrs. Chaves owns 400,000 shares, each for which Mr. Chaves and his wife disclaim any beneficial ownership.

(4) The wife and son of Mr. Quesada control Jorgue, S.A., which owns 156,885 shares and for which Mr. Quesada may be deemed to have beneficial ownership.

(5) Mr. Isenhour owns no shares of record but controls Seacoast Electric, which is a shareholder of the Company. His daughter, Taylar Isenhour, owns 66,667 shares, for which he disclaims any beneficial ownership.

(6) In May, 1994, Alfred E. Smith, IV received warrants to purchase 50,000 common shares of the Company at $.50 per share for a period of five years. In August, 1995, the original warrants were cancelled and Mr. Smith received warrants to purchase a total of 100,000 common shares of the Company at $.10 per share for a period of five years. Subsequent to September 30, 1996, all of these warrants have been exercised.

(7) Inversiones Wytaicha, S.A. owns 156,885 common shares of record. This is a company owned equally by Ms. Chaves, an officer of Corporaci n Pipasa, S.A., and her husband. She is a sister of Mr. Chaves, who disclaims any beneficial ownership to these shares.

(8) Inversiones Zamora & Aguilar, a company owned by Mr. Zamora and his wife. He is an officer of Corporaci n Pipasa, S.A., and a brother-in-law of Mr. Chaves and owns 156,885 common shares of record. Mr. Chaves disclaims any beneficial ownership to these shares.

(9) Owned of record by Ms. Chaves, who is the daughter of Mr. Chaves. Mr. Chaves disclaims any beneficial ownership to these shares.

                                  EXECUTIVE OFFICERS

    Information concerning executive officers and other significant employees can be found in Part I of the Company's Transition Report on Form 10-KSB filed for the transition period from July 1, 1996 to September 30, 1996.

               SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based on the Company's review of copies of reporting forms received by it, the Company believes that during the preceding twelve months, all applicable filing requirements were complied with.

                                EXECUTIVE COMPENSATION

    The following table sets forth for the Company's last three fiscal years, the cash compensation paid or accrued by the Company's subsidiary, as well as certain other compensation paid or accrued for those years, to its Chief Executive Officer and other executive officers whose remuneration exceeded $100,000 for the fiscal year ended September 30, 1996.

                              SUMMARY COMPENSATION TABLE

                                   Annual Compensation                      Long-Term Compensation
                         -------------------------------------  ------------------------------------------------
                                                                    Awards                   Payouts
                                                                --------------    ------------------------------
                                    Salary                      Other Annual     Restricted      All LTIP
Name and                         Compensation ($)(2)  Bonus($)  Comp.($)(3)      Stock Award    Other/Options
Principal Position        Year   -------------------  --------  -----------        SARS(#)        Payouts
------------------        ----                                                   ------------   -------------

Calixto                 1996        97,859(1)           3,900     1,344,111
Chaves                  1995        94,976              3,900       247,822
Zamora                  1994        78,466              3,900       256,423
Chairman

Jorge Quesada           1996        66,631              3,900        64,625
Chaves                  1995        64,667              3,900        20,119
Treasurer               1994        59,030              3,900         9,891


(1) All compensation was paid in Costa Rican colones, rather than U.S. dollars. For the purposes of this presentation, all compensation has been converted to U.S. dollars at the then current exchange rate for Costa Rican colones.

(2) Represents Directors' fees payable for acting as a Director of Pipasa.

(3) Represents dividends paid on common and preferred stock of Pipasa throughout the year.



                                       ITEM TWO

                             RATIFICATION OF APPOINTMENT
                               OF INDEPENDENT AUDITORS

    The Board of Directors desires to obtain from the stockholders their approval of the Board of Directors' actions in appointing KPMG Peat Marwick, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending September 30, 1997.

    KPMG Peat Marwick has served the Company in such capacity since February 3, 1997 when the Company formally dismissed T. Alan Walls, CPA as its principal accountant to audit its financial statements during the preceding fiscal year. In the past two years, the accountant's report did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. The Company had no disagreements with its former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused him to make reference to such subject in connection with his report. The decision to change accountants was approved by the Board of Directors of the Company on January 16, 1997.

    Mr. Walls furnished a letter to the Commission stating that he agrees with the statements made in the foregoing paragraph.

    The Company has been informed that neither KPMG Peat Marwick nor any of its partners has any direct financial interest or any material indirect financial interest in the Company and during the past three years has had no connection therewith in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

    A representative of KPMG Peat Marwick is expected to be present at the Meeting with the opportunity to make a statement, if such representative so desires, and to be available to respond to appropriate questions.

                                STOCKHOLDER PROPOSALS

    Proposals of stockholders intended for inclusion in the proxy material for the Annual Meeting of Stockholders to be held in 1998 must be received in writing by the Company on or before October 5, 1997. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission.

                                 REPORT ON FORM 10-K

    The Company's Report on Form 10-KSB for the transaction period ended September 30, 1996, as filed with the Securities and Exchange Commission, is enclosed herewith. Additional copies are available to shareholders without charge on written request directed to Monica Chaves Zamora, Secretary, Costa Rica International, Inc., 2525 S.W. 3rd Avenue, Suite 301, Miami, Florida 33129.

                                    OTHER MATTERS

    Management knows of no other business to be presented for action at the Meeting, but if any other business should properly come before the Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the persons acting thereunder in their discretion.

                                          By Order of the Board of Directors,



                                          Monica Chaves Zamora
                                          Secretary



March 3, 1997

                         SOLICITED BY THE BOARD OF DIRECTORS
                            COSTA RICA INTERNATIONAL, INC.

                            ANNUAL MEETING OF STOCKHOLDERS

                                    MARCH 21, 1997
 P
 R
 O
 X
 Y



    The undersigned stockholder of Costa Rica International, Inc. (the "Company") hereby appoints Jorge Quesada Chaves and Calixto Chaves Zamora and each of them acting singly, with power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned as designated all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on March 21, 1997, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees, if any of the named nominees for Director should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted For proposals 1 and 2.

                  (IMPORTANT-TO BE SIGNED AND DATED ON REVERSE SIDE)

                                     SEE REVERSE
                                         SIDE

     /X/   Please mark
           votes as in
           this example.

The Board of Directors recommends a vote FOR proposals 1 and 2.

    1.  Election of Directors             MARK HERE FOR       MARK
                                          ADDRESS CHANGE      HERE FOR
                                          AND NOTE BELOW / /  COMMENTS / /

    Nominees: Oscar Barahona Streber, Calixto Chaves Zamora, Luis Guinot, Jr.,
              Luis J. Lauredo, Jorge M. Quesada Chaves, Federico Vargas Peralta, Alfred E. Smith, IV

    FOR ALL NOMINEES                WITHHOLD
      LISTED ABOVE / /         AUTHORITY TO VOTE
                               FOR ALL NOMINEES
                                  LISTED ABOVE  / /

    FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S): / /

2. Ratification of Appointment of K.PMG Peat Marwick, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending September, 30, 1997.

    FOR RATIFICATION / /          WITHHOLD AUTHORITY TO
                                  VOTE FOR RATIFICATION / /


   Please sign exactly as your name appears on stock certificate. If acting as attorney executor, trustee, guardian, or in other representative capacity, sign name and title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.

                                  PLEASE MARK, SIGN,
                                  DATE AND RETURN THIS PROXY CARD
                                  PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  Signature:___________________ Date:______
                                  Signature:___________________ Date:_______